EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos.: 333-17839, 333-20157, 333-24559, 333-33093, 333-33663, 333-36197, 333-47191, 333-47191, 333-49141, 333-51089, 333-51487, 333-51089, 333-58533, 333-65867, 333-65867, 333-67789, 333-79941, 333-82945, 333-84663, 333-88917, 333-89893, 333-91241, 333-91239, 333-91285, 333-91897, 333-89893, 333-92439, 333-92441, 333-92435, 333-92439, 333-94225, 333-94365, 333-94753, 333-94753, 333-94225, 333-89893, 333-92435, 333-91897, 333-91239, 333-91241, 333-88917, 333-91285, 333-92441, 333-92439, 333-94365, 333-34400, 333-36034, 333-36156, 333-34400, 333-36156, 333-38738, 333-39086, 333-39818, 333-39086, 333-39858, 333-39086, 333-43628, 333-45788, 333-45794, 333-45898, 333-46124, 333-47920, 333-47922, 333-51118, 333-46124, 333-51118, 333-51118, 333-51118, 333-56004, 333-56960, 333-57328, 333-56960, 333-57328, and 333-131723) dated December 13, 1996, January 22, 1997, April 4, 1997, August 7, 1997, August 14, 1997, September 23, 1997, March 2, 1998, March 9, 1998, April 1, 1998, April 27, 1998, April 30, 1998, May 1, 1998, July 6, 1998, October 19, 1998, November 9, 1998, November 24, 1998, June 4, 1999, July 15, 1999, August 6, 1999, October 13, 1999, October 29, 1999, November 18, 1999, November 18, 1999, November 19, 1999, December 1, 1999, December 9, 1999, December 9, 1999, December 9, 1999, December 9, 1999, January 4, 2000, January 7, 2000, January 10, 2000, January 14, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 10, 2000, April 10, 2000, May 1, 2000, May 3, 2000, May 9, 2000, May 9, 2000, June 7, 2000, June 12, 2000, June 21, 2000, June 21, 2000, June 22, 2000, June 22, 2000, August 11, 2000, September 14, 2000, September 14, 2000, September 15, 2000, September 19, 2000, October 13, 2000, October 13, 2000, December 1, 2000, December 6, 2000, December 12, 2000, January 3, 2001, January 4, 2001, February 21, 2001, March 13, 2001, March 20, 2001, March 22, 2001, April 4, 2001, and February 10, 2006, respectively, of Cisco Systems, Inc. and incorporation by reference in the Registration Statements on Form S-8 (Nos.: 33-63331, 33-64283, 333-64283 [Post Eff.], 333-01069, 333-02101, 333-05447 [Post Eff.], 333-09903, 333-14383, 333-14661, 333-14679, 333-16577, 333-17287, 333-24741, 333-33613, 333-33619, 333-35805, 333-01069 [Post Eff.], 333-34849 [Post Eff.], 33-40509 [Post Eff.], 33-44221 [Post Eff.], 33-71860 [Post Eff.], 33-87096 [Post Eff.], 333-42249, 333-47159, 333-48949, 333-48949 [Post Eff.], 333-51093, 333-51315, 333-42249 [Post Eff.], 333-64651,333-65871,333-68335, 333-69117, 333-74237, 333-79717, 333-79721, 333-81971, 333-83045, 333-83277, 333-88695, 333-88699, 333-88831, 333-90883, 333-90885, 333-83227 [Post Eff.], 333-91813, 333-91911, 333-93283, 333-93281, 333-96203, 333-96367, 333-35246, 333-36124, 333-36126, 333-36414, 333-39108, 333-39902, 333-43120, 333-43632, 333-45478, 333-47828, 333-51114, 333-51280, 333-54248, 333-55742, 333-56224, 333-56756, 333-56916, 333-58556, 333-76184, 333-42249 [Post Eff.], 333-91258, 333-96797, 333-42249 [Post Eff.], 333-101340, 333-102623, 333-105300, 333-105713, 333-106284, 333-111977, 333-111995, 333-113993, 333-1114558, 333-118238, 333-118870, 333-119954, 333-120064, 333-120843, 333-120844, 333-121307, 333-122946, 333-123872, 333-125568, 333-125570, 333-125573, 333-126430, 333-126841, 333-128755, 333-129719, 333-132050, 333-133436, 333-135687, and 333-135688) dated October 11, 1995, November 15, 1995, February 20, 1996, February 20, 1996, April 1, 1996, July 29, 1996, August 9, 1996, October 18, 1996, October 23, 1996, October 23, 1996, November 21, 1996, December 5, 1996, April 8, 1997, August 14, 1997, August 14, 1997, September 17, 1997, December 10, 1997, December 10, 1997, December 10, 1997, December 10, 1997, December 10, 1997, December 10, 1997, December 15, 1997, March 2, 1998, March 31, 1998, April 13, 1998, April 27, 1998, April 29, 1998, September 28, 1998, September 29, 1998, October 19, 1998, December 3, 1998, December 17, 1998, March 11, 1999, June 1, 1999, June 1, 1999, June 30, 1999, July 16, 1999, July 20, 1999, October 8, 1999, October 8, 1999, October 12, 1999, November 12, 1999, November 12, 1999, November 12, 1999, November 30, 1999, December 1, 1999, December 21, 1999, December 21, 1999, February 4, 2000, February 8, 2000, April 20, 2000, May 2, 2000, May 2, 2000, May 5, 2000, June 12, 2000, June 22, 2000, August 4, 2000, August 11, 2000, September 8, 2000, October 12, 2000, December 1, 2000, December 5, 2000, January 24, 2001, February 16, 2001, February 26, 2001, March 8, 2001, March 12, 2001, April 9, 2001, January 2, 2002, June 25, 2002, June 26, 2002, July 19, 2002, August 20, 2002, November 20, 2002, January 21, 2003, May 15, 2003, May 30, 2003, June 19, 2003, January 16, 2004, January 16, 2004, March 29, 2004, April 19,

2004, August 13, 2004, September 8, 2004, October 26, 2004, October 29, 2004, November 30, 2004, November 30, 2004, December 16, 2004, February 22, 2005, April 6, 2005, June 6, 2005, June 6, 2005, June 6, 2005, July 6, 2005, July 25, 2005, September 30, 2005, November 15, 2005, February 27, 2006, April 20, 2006, July 11, 2006 and July 11, 2006, respectively, of Cisco Systems, Inc. of our report dated September 15, 2006 relating to the consolidated financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated September 15, 2006 relating to the financial statement schedule, which appears in this Form 10-K.

/s/    PRICEWATERHOUSECOOPERS LLP

San Jose, California

September 15, 2006